    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 30, 2000

                                                   REGISTRATION NO. 333-43674

================================================================================



                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   -----------

                                 AMENDMENT NO. 2
                                       TO

                                    FORM S-4

                             REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                                   -----------

                             INVITROGEN CORPORATION

                (Name of registrant as specified in its charter)


            DELAWARE                           2836                    33-0373077
(State or other jurisdiction of    (Primary standard industrial     (I.R.S. Employer
 incorporation or organization)     classification code number)    Identification No.)


                               1600 FARADAY AVENUE
                           CARLSBAD, CALIFORNIA 92008
                                 (760) 603-7200
        (Address, including zip code, and telephone number including area code, of Registrant's Principal Executive Offices)

                                 JAMES R. GLYNN
                               1600 FARADAY AVENUE
                           CARLSBAD, CALIFORNIA 92008
                                 (760) 603-7200
 (Name, address, including zip code, and telephone number including area code, of agent for service)

                                   -----------

                        COPIES OF ALL COMMUNICATIONS TO:

                             Cameron Jay Rains, Esq.
                             Jeffrey T. Baglio, Esq.
                             Marty B. Lorenzo, Esq.
                        Gray Cary Ware & Freidenrich LLP
                        4365 Executive Drive, Suite 1600
                        San Diego, California 92121-2189
                                 (858) 677-1400


         APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: AS SOON AS PRACTICABLE AFTER THIS REGISTRATION STATEMENT BECOMES EFFECTIVE AND ALL OTHER CONDITIONS UNDER THE MERGER AGREEMENTS (DESCRIBED IN THE JOINT PROXY STATEMENT AND PROSPECTUS HEREIN) ARE SATISFIED OR WAIVED.

                                   -----------

         If the only securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction 9, check the following box. |_|

         If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|

         If this form is a post-effective amendment filed pursuant to Rule 464(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|

                                   -----------

         The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement will thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission acting pursuant to said Section 8(a), may determine.


================================================================================

ITEM 21. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES



   EXHIBIT NO.                         DESCRIPTION
   -----------                         -----------
       2.1         Agreement and Plan of Merger, dated as of July 7, 2000,
                   between the Registrant and Life Technologies, Inc. (attached as Annex A to the Proxy Statement/Prospectus included in this
                   Registration Statement).** The Registrant will furnish
                   supplementally a copy of all omitted Schedules to Exhibit 2.1 upon the request of the Securities and Exchange Commission.
       2.2         Agreement and Plan of Merger, dated as of July 7, 2000,
                   between the Registrant and Dexter Corporation (attached as
                   Annex B to the Proxy Statement/Prospectus included in this
                   Registration Statement).** The Registrant will furnish
                   supplementally a copy of all omitted Schedules to Exhibit 2.2 upon the request of the Securities and Exchange Commission.
       3.1         Restated Certificate of Incorporation of the Registrant as
                   currently in effect.(1)
       3.2         Amended and Restated By-Laws of the Registrant.(1)
       3.3         Certificate of Incorporation of Life Technologies, Inc. as
                   currently in effect.(2)
       3.4         Amended and Restated By-laws of Life Technologies, Inc.(2)
       3.5         Restated Certificate of Incorporation of Dexter Corporation
                   as currently in effect.(3)
       3.6         By-laws of Dexter Corporation.(3)
       5.1         Opinion of Gray Cary Ware & Freidenrich LLP regarding the
                   legality of the securities being registered.**
       8.1         Tax Opinion of Gray Cary Ware & Freidenrich LLP issued in
                   connection with the merger by and between the Registrant and
                   Dexter Corporation. *
       8.2         Tax Opinion of Gray Cary Ware & Freidenrich LLP issued in
                   connection with the merger by and between the Registrant and
                   Life Technologies, Inc.*
       8.3         Tax Opinion of Skadden, Arps, Slate, Meagher & Flom LLP
                   issued in connection with the merger by and between the
                   Registrant and Dexter Corporation.*
       8.4         Tax Opinion of Skadden, Arps, Slate, Meagher & Flom LLP
                   issued in connection with the merger by and between the
                   Registrant and Life Technologies, Inc.*
      10.1         First Amendment to the Invitrogen Corporation 1998 Employee
                   Stock Purchase Plan.**
      10.2         Second Amendment to the Invitrogen Corporation 1998 Employee
                   Stock Purchase Plan.**
      10.3         Second Amendment to the Invitrogen Corporation 1997 Employee
                   Stock Option Plan.**
      10.4         Third Amendment to the Invitrogen Corporation 1997 Employee
                   Stock Option Plan.**
      15.1         Letter from PricewaterhouseCoopers LLP regarding unaudited financial information for Life Technologies, Inc.**
      15.2         Letter for PricewaterhouseCoopers LLP regarding unaudited
                   financial information for Dexter Corporation.**
      23.1         Consent of Gray Cary Ware & Freidenrich LLP (included as part of Exhibit 5.1).**
      23.2         Consent of Arthur Andersen LLP in connection with the audited financial information of Invitrogen Corporation.**
      23.3         Consent of Arthur Andersen LLP in connection with the audited financial information of Research Genetics, Inc.**
      23.4         Consent of PricewaterhouseCoopers LLP in connection with the audited financial information of Life Technologies, Inc.**
      23.5         Consent of PricewaterhouseCoopers LLP in connection with the audited financial information of Dexter Corporation.**
      24.1         Powers of Attorney (set forth on signature page of the
                   Registration Statement).*
      99.1         Consent of Credit Suisse First Boston Corporation.**
      99.2         Consent of Lehman Brothers Inc.**



      99.3         Form of Proxy for Invitrogen Corporation.**
      99.4         Form of Proxy for Life Technologies, Inc.**
      99.5         Form of Proxy for Dexter Corporation.**
      99.6         Letter of Stockholders.**


-----------

*        Filed herewith

**       Previously filed

(1) Incorporated herein by reference from Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1999 filed on March 14, 2000, File number 000-25317.

(2) Incorporated herein by reference from Life Technologies' Annual Report on Form 10-K for the fiscal year ended December 31, 1999 filed on March 15, 2000, File Number 000-14991.

(3) Incorporated herein by reference from Dexter's Annual Report on Form 10-K for the fiscal year ended December 31, 1999, filed on March 15, 2000, File Number 001-05542.

         All other schedules for which provision is made in the applicable accounting regulation of the Securities and Exchange Commission are not required or are inapplicable, and therefore have been omitted, or the required information is disclosed in the Consolidated Financial Statements.

                                   SIGNATURES

         Pursuant to the requirement of the Securities Act, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Carlsbad, State of California on November 30, 2000.

                                            INVITROGEN CORPORATION

                                            By:    /s/ Warner R. Broaddus
                                                   -----------------------------
                                                   Warner R. Broaddus
                                                   General Counsel

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

                                                  *
                                            ------------------------------------
Date: November 30, 2000                     Lyle C. Turner
                                            Chief Executive Officer and Chairman
                                            of the Board of Directors

                                                  *
                                            ------------------------------------
Date: November 30, 2000                     James R. Glynn
                                            Executive Vice President, Chief Financial
                                            Officer and Director

                                                  *
                                            ------------------------------------
Date: November 30, 2000                     Lewis J. Shuster
                                            Chief Operating Officer and Director

                                                  *
                                            ------------------------------------
Date: November 30, 2000                     David E. McCarty
                                            Director

                                                  *
                                            ------------------------------------
Date: November 30, 2000                     Donald W. Grimm
                                            Director

                                                  *
                                            ------------------------------------
Date: November 30, 2000                     Kurt R. Jaggers
                                            Director

                                                  *
                                            ------------------------------------
Date: November 30, 2000                     Bradley G. Lorimer
                                            Director

                                                  *
                                            ------------------------------------
Date: November 30, 2000                     Jay M. Short
                                            Director

                                            /s/ Warner R. Broaddus
                                            ------------------------------------
Date: November 30, 2000                     Warner R. Broaddus
                                            *Attorney-In-Fact


                                  EXHIBIT INDEX



   EXHIBIT NO.                         DESCRIPTION
   -----------                         -----------
       2.1         Agreement and Plan of Merger, dated as of July 7, 2000,
                   between the Registrant and Life Technologies, Inc. (attached as Annex A to the Proxy Statement/Prospectus included in this
                   Registration Statement).** The Registrant will furnish
                   supplementally a copy of all omitted Schedules to Exhibit 2.1 upon the request of the Securities and Exchange Commission.
       2.2         Agreement and Plan of Merger, dated as of July 7, 2000,
                   between the Registrant and Dexter Corporation (attached as
                   Annex B to the Proxy Statement/Prospectus included in this
                   Registration Statement).** The Registrant will furnish
                   supplementally a copy of all omitted Schedules to Exhibit 2.2 upon the request of the Securities and Exchange Commission.
       3.1         Restated Certificate of Incorporation of the Registrant as
                   currently in effect.(1)
       3.2         Amended and Restated By-Laws of the Registrant.(1)
       3.3         Certificate of Incorporation of Life Technologies, Inc. as
                   currently in effect.(2)
       3.4         Amended and Restated By-laws of Life Technologies, Inc.(2)
       3.5         Restated Certificate of Incorporation of Dexter Corporation
                   as currently in effect.(3)
       3.6         By-laws of Dexter Corporation.(3)
       5.1         Opinion of Gray Cary Ware & Freidenrich LLP regarding the
                   legality of the securities being registered.**
       8.1         Tax Opinion of Gray Cary Ware & Freidenrich LLP issued in
                   connection with the merger by and between the Registrant and
                   Dexter Corporation. *
       8.2         Tax Opinion of Gray Cary Ware & Freidenrich LLP issued in
                   connection with the merger by and between the Registrant and
                   Life Technologies, Inc.*
       8.3         Tax Opinion of Skadden, Arps, Slate, Meagher & Flom LLP
                   issued in connection with the merger by and between the
                   Registrant and Dexter Corporation.*
       8.4         Tax Opinion of Skadden, Arps, Slate, Meagher & Flom LLP
                   issued in connection with the merger by and between the
                   Registrant and Life Technologies, Inc.*
      10.1         First Amendment to the Invitrogen Corporation 1998 Employee
                   Stock Purchase Plan.**
      10.2         Second Amendment to the Invitrogen Corporation 1998 Employee
                   Stock Purchase Plan.**
      10.3         Second Amendment to the Invitrogen Corporation 1997 Employee
                   Stock Option Plan.**
      10.4         Third Amendment to the Invitrogen Corporation 1997 Employee
                   Stock Option Plan.**
      15.1         Letter from PricewaterhouseCoopers LLP regarding unaudited financial information for Life Technologies, Inc.**
      15.2         Letter for PricewaterhouseCoopers LLP regarding unaudited
                   financial information for Dexter Corporation.**
      23.1         Consent of Gray Cary Ware & Freidenrich LLP (included as part of Exhibit 5.1).**
      23.2         Consent of Arthur Andersen LLP in connection with the audited financial information of Invitrogen Corporation.**
      23.3         Consent of Arthur Andersen LLP in connection with the audited financial information of Research Genetics, Inc.**
      23.4         Consent of PricewaterhouseCoopers LLP in connection with the audited financial information of Life Technologies, Inc.**
      23.5         Consent of PricewaterhouseCoopers LLP in connection with the audited financial information of Dexter Corporation.**
      24.1         Powers of Attorney (set forth on signature page of the
                   Registration Statement).*
      99.1         Consent of Credit Suisse First Boston Corporation.**
      99.2         Consent of Lehman Brothers Inc.**



      99.3         Form of Proxy for Invitrogen Corporation.**
      99.4         Form of Proxy for Life Technologies, Inc.**
      99.5         Form of Proxy for Dexter Corporation.**
      99.6         Letter of Stockholders.**


-----------

*        Filed herewith

**       Previously filed

(1) Incorporated herein by reference from Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1999 filed on March 14, 2000, File number 000-25317.

(2) Incorporated herein by reference from Life Technologies' Annual Report on Form 10-K for the fiscal year ended December 31, 1999 filed on March 15, 2000, File Number 000-14991.

(3) Incorporated herein by reference from Dexter's Annual Report on Form 10-K for the fiscal year ended December 31, 1999, filed on March 15, 2000, File Number 001-05542.